Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ending September 30, 2016, of CPG OpCo GP LLC (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley G. Chapman, III, Director and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanley G. Chapman, III
Stanley G. Chapman, III
Director and President

Date:	November 1, 2016